                                                                    EXHIBIT 10.5

                      CONTRIBUTION AND EXCHANGE AGREEMENT



                                March 19, 1999

                               TABLE OF CONTENTS

                                                                           Page
RECITALS..................................................................  1
AGREEMENT.................................................................  2
ARTICLE I  REORGANIZATION.................................................  2
   1.1  Closing Date and Location.........................................  2
   1.2  Transactions......................................................  3
           1.2.1  Special Cash Distribution...............................  3
           1.2.2  Conversion of Class B Units.............................  4
           1.2.3  Exercise of Repurchase Option...........................  4
           1.2.4  Contribution and Exchange...............................  5
   1.3  Compliance With Agreements........................................  6
   1.4  Compliance With LLC Act...........................................  6

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.............  6
   2.1  Organization, Qualifications and Corporate Power..................  6
   2.2  Validity..........................................................  7
   2.3  Noncontravention; Consents........................................  7
   2.4  Authorized Capital Stock..........................................  8
   2.5  Validly Issued, Fully Paid and Nonassessable Common Stock.........  9
   2.6  Securities Registration Requirements..............................  9
   2.7  No Prior Activities...............................................  9
   2.8  Disclosure........................................................  9

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE COMPANY................  9
   3.1  Organization, Qualifications and Power............................  9
   3.2  Validity.......................................................... 10
   3.3  Noncontravention; Consents........................................ 10
   3.4  Ownership of Capital Stock........................................ 10
   3.5  No Default or Event of Default.................................... 11
   3.6  Securities Registration Requirements.............................. 11
   3.7  Disclosure........................................................ 11

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF THE MEMBERS
   AND CLASS B BENEFICIAL OWNERS.......................................... 11
   4.1  Validity.......................................................... 11
   4.2  Noncontravention; Consents........................................ 12
   4.3  Title to Membership Interests..................................... 12
   4.4  Investment Representations........................................ 12

ARTICLE V  REORGANIZATION CLOSING......................................... 13
   5.1  Conditions to the Obligations of the Parties...................... 13
   5.2  Documents Delivered at Reorganization Closing..................... 14
           5.2.1  Documents Delivered by the Corporation.................. 14

           5.2.2  Documents Delivered by the Company....................... 15
           5.2.3  Documents Delivered by the Institutional Members......... 16
           5.2.4  Documents Delivered by the Management Members............ 17

ARTICLE VI  COVENANTS...................................................... 18
   6.1  Restated Certificate of Incorporation.............................. 18
   6.2  Consents and Waivers............................................... 18
   6.3  Further Assurances................................................. 18

ARTICLE VII  NOTE PAYMENTS AND RELATED MATTERS............................. 18
   7.1  Note Payments...................................................... 18
   7.2  Consent and Waiver................................................. 19
   7.3  Amendment of Securities Purchase Agreement and Notes............... 19
   7.4  Termination of Securities Purchase Agreement....................... 19

ARTICLE VIII  MISCELLANEOUS PROVISIONS..................................... 20
   8.1  No Third Party Beneficiaries....................................... 20
   8.2  Entire Agreement................................................... 20
   8.3  Succession and Assignment.......................................... 20
   8.4  Facsimile Execution; Counterparts.................................. 20
   8.5  Notices............................................................ 20
   8.6  Governing Law...................................................... 22
   8.7  Amendments and Waivers............................................. 22
   8.8  Severability....................................................... 22
   8.9  Interpretation..................................................... 23
   8.10  Specific Performance.............................................. 23
   8.11  Obligations Several and Not Joint................................. 23
   8.12  Termination of Agreement.......................................... 23

SCHEDULE I     Ownership of Junior Membership Interests Before Reorganization
SCHEDULE II    LLC Distribution Amount Constituting Return of Members' Capital
SCHEDULE III Class A Units to be Sold Pursuant to Repurchase Option at Minimum IPO Price
SCHEDULE IV    Calculation of Minimum IPO Price
SCHEDULE V     Shares of Reorganization Common Stock Issued to Members

EXHIBIT A      Form of Note
EXHIBIT B      Form of Registration Rights Agreement
EXHIBIT C      Form of Legal Opinion

          THIS CONTRIBUTION AND EXCHANGE AGREEMENT (this "Agreement") is made as
                                                          ---------
of this 19th day of March 1999 among Trex Company, Inc., a Delaware corporation (the "Corporation"), TREX Company, LLC, a Delaware limited liability company
      -----------
(the "Company"), the members of the Company identified on the signature pages of
      -------
this Agreement (individually, a "Member" and collectively, the "Members") and
                                 ------                         -------
those persons identified on the signature pages of this Agreement as beneficial owners (hereinafter referred to individually as a "Class B Beneficial Owner" and
                                                   ------------------------
collectively as the "Class B Beneficial Owners").
                     -------------------------

                                   RECITALS
                                   --------

          A. In connection with the capitalization of the Company on August 29, 1996, the Company, the Members and the Class B Beneficial Owners entered into certain agreements, including (i) the Limited Liability Company Agreement dated as of August 29, 1996, as amended as of the date hereof (the "LLC Agreement"),
                                                              -------------
among the Members, the Class B Beneficial Owners and Mobil Oil Corporation (the "Preferred Member"); (ii) the Members' Agreement dated as of August 29, 1996, as
 ----------------
amended as of June 15, 1998 and as of the date hereof (the "Members'
                                                            --------
Agreement"), among the Company, the Members and the Class B Beneficial Owners; and (iii) the Securities Purchase Agreements dated as of August 29, 1996, as amended as of March 1, 1997 and as of December 15, 1997 (the "Securities
                                                              ----------
Purchase Agreements"), between the Company and certain of the Members and Class
-------------------
B Beneficial Owners.

          B. As of the date hereof, (i) the Company owns all of the issued and outstanding common stock, $.01 par value per share (the "Common Stock"), of the
                                                         ------------
Corporation, (ii) each Member owns of record the class, number and percentage of the outstanding junior limited liability company interests in the Company (the "Membership Interests") set forth on Schedule I hereto and (iii) each Class B
 --------------------                ----------
Beneficial Owner owns beneficially the class, number and percentage of the outstanding junior limited liability company interests in the Company set forth on Schedule I hereto.
   ----------

          C. The Corporation has filed a registration statement (file no. 333-63287) (as amended from time to time, the "Registration Statement") with the
                                           ----------------------
Securities and Exchange Commission (the "SEC") covering the initial public
                                         ---
offering of the Common Stock by the Corporation and certain of its stockholders (the "IPO") under the Securities Act of 1933, as amended (the "Securities Act").
      ---                                                      --------------

          D. On the Reorganization Closing Date (as defined in Section 1.1), in accordance with the terms and conditions of the LLC Agreement and the Members' Agreement, the Company, the Corporation and the Members will complete the transactions described in Section 1.2 (collectively, the

"Reorganization") as a result of which, among other things, the Members will
 --------------
acquire all of the Common Stock issued and outstanding prior to the IPO and the Corporation will acquire all of the issued and outstanding Membership Interests.

          E. Concurrently with the consummation of the Reorganization, the Preferred Member will exchange all of the outstanding preferred limited liability company interests in the Company for a promissory note of the Corporation in an original principal amount calculated in accordance with the LLC Agreement and payable in full on the IPO closing date (the "Preferred Units
                                                                ---------------
Exchange").
--------

          F. Following the Reorganization and the Preferred Units Exchange, the Corporation will consummate the IPO.

          G. The Company, the Corporation, the Members and the Class B Beneficial Owners wish to set forth herein their agreement concerning the Reorganization and related matters.

                                   AGREEMENT
                                   ---------

                                   ARTICLE I


                                REORGANIZATION
                                --------------

          1.1  Closing Date and Location.  The Reorganization shall be
               -------------------------
consummated on the date (the "Reorganization Closing Date") on which, and,
                              ---------------------------
except as provided in the following sentence, immediately following the time at which, the Corporation, the stockholders offering Common Stock in the IPO (the "Selling Stockholders") and the managing underwriters of the IPO (the
 --------------------
"Underwriters") have determined the initial public offering price (the "IPO
 ------------                                                           ---
Price") of the Common Stock (such determination, the "IPO Pricing") and have
-----                                                 -----------
executed an underwriting agreement providing for the purchase of the Common Stock by the Underwriters at the IPO Price (the "Underwriting Agreement"). By
                                                 ----------------------
mutual agreement of the parties, the Company may make the LLC Distribution described in Section 1.2.1 before the IPO Pricing. The Reorganization Closing Date shall occur on the business day immediately preceding the business day on which the SEC issues an order of effectiveness under the Securities Act with respect to the Registration Statement. The closing of the Reorganization (the "Reorganization Closing") shall occur at the offices of Hogan & Hartson L.L.P.
 ----------------------
located at 555 Thirteenth Street, N.W., Washington, D.C. 20004-1190, or at such other location as the parties shall designate by mutual agreement.

          1.2  Transactions.  The Reorganization shall consist of the
               ------------
transactions described in this Section 1.2, which the parties shall consummate in the order set forth in this Section 1.2.

               1.2.1  Special Cash Distribution.
                      -------------------------

               (a) The Company shall make a special cash distribution to each Member (the special cash distribution payable to the Members, the "LLC
                                                                   ---
Distribution"), which shall consist of (i) an amount representing a return of
------------
such Member's capital, as set forth opposite such Member's name on Schedule II
                                                                   -----------
hereto, and (ii) an amount representing the amount of the previously recognized and undistributed taxable income of the Company through the Reorganization Closing Date on which such Member has paid income tax before the Reorganization Closing Date or will pay income tax from and after the Reorganization Closing Date (the "Taxable Income Amount"). The Company shall make the LLC Distribution,
           ---------------------
pro rata to the Members based on the amounts set forth on Schedule II hereto, by
                                                          -----------
wire transfer of immediately available funds or other method of payment mutually acceptable to the parties to the extent of its cash available for such distribution on the Reorganization Closing Date. If the Company does not pay any Member in cash on the Reorganization Closing Date the entire amount of the LLC Distribution payable to such Member, the Company shall issue to such Member a promissory note or notes in the form of Exhibit A hereto in the original
                                        ---------
principal amount equal to the unpaid portion of such LLC Distribution (each such promissory note, an "LLC Distribution Note"). Each LLC Distribution Note issued
                     ---------------------
to a Member shall be payable in full not later than the second business day after the closing date of the IPO (the "IPO Closing Date") or any later date
                                        ----------------
agreed to by the Company and such Member.

               (b) Each Member acknowledges that the Taxable Income Amount paid to such Member as of the payment date specified in Section 1.2.1(a) will represent the Company's estimate of such Taxable Income Amount as of such payment date. Not later than the second business day prior to the Reorganization Closing Date, the Company shall furnish to each Member a notice setting forth the Company's calculation of such estimated Taxable Income Amount. Promptly after the Company calculates the actual Taxable Income Amount payable to each Member, which shall occur not later than 90 days after the Reorganization Closing Date, the Company shall furnish to such Member a written notice setting forth such calculation in reasonable detail. If the estimated Taxable Income Amount paid to a Member is less than the actual Taxable Income Amount, the Company shall pay the amount of such shortfall to such Member within 15 business days after the date on which the Company furnishes the foregoing notice to such member. If the estimated Taxable Income Amount paid to a Member exceeds the actual Taxable Income Amount, such Member shall pay the amount of such excess to the Company by wire transfer of immediately available funds within 15 business days after such

Member receives the foregoing notice from the Company. Notwithstanding the foregoing provisions of this Section 1.2.1(b), any Member that disagrees with the Company's calculation of the actual Taxable Income Amount may deliver a notice to the Company objecting to such calculation within 15 days following such Member's receipt of the Company's notice and calculation. Such Member shall send a copy of its notice of objection to the other Members at the same time it delivers such notice to the Company. If the Company and such Member do not resolve their disagreement regarding the Company's calculation within ten days after such Member has sent its notice of objection to the Company, the calculation of the actual Taxable Income Amount shall be made by the independent public accountants of the Corporation, whose calculation shall be binding on the Company and all Members.

               1.2.2  Conversion of Class B Units. Following the LLC
                      ---------------------------
Distribution, the Members holding of record the Class B Units in the Company (the "Institutional Members") shall convert all 1,000 issued and outstanding
      ---------------------
Class B Units into 1,000 issued and outstanding Class A Units in the Company pursuant to Section 1.2(3) of the LLC Agreement (the "Conversion"). Following
                                                      ----------
the Conversion, each Institutional Member shall hold of record a number of Class A Units which is equal to the number of Class B Units shown as held of record opposite such Institutional Member's name on Schedule I hereto.
                                             ----------

               1.2.3  Exercise of Repurchase Option.
                      -----------------------------

               (a) Immediately following the Conversion, the Company shall exercise its option to repurchase Class A Units from the Institutional Members granted to the Company in Section 8 of the Members' Agreement (the "Repurchase
                                                                    ----------
Option"). In accordance with Section 8 of the Members' Agreement, the Company
------
shall repurchase ratably from the Institutional Members, and the Institutional Members shall sell ratably to the Company, at a purchase price of $.01 per Class A Unit, that number of Class A Units which shall result, after such repurchase, in the Institutional Members collectively retaining Class A Units representing at least 10% of the Class A Units of the Company on a fully diluted basis. Without limiting Section 8 of the Members' Agreement, the Company, the Members and the Class B Beneficial Owners agree that if the Institutional Members own 950,000 shares of Common Stock immediately following consummation of the Exchange (as defined herein) and the IPO price is a minimum of $10.00
(the "Minimum IPO Price"), the Company shall have the right
      -----------------
to repurchase from each Institutional Member, and each Institutional Member shall be obligated to sell to the Company, the number of Class A Units set forth opposite such Institutional Member's name on Schedule III hereto. The
                                             ------------
calculation of the Minimum IPO Price is set forth on Schedule IV hereto.
                                                     -----------

          (b) By executing this Agreement, the Institutional Members and the Class B Beneficial Owners agree that (i) the Company has satisfied in full its obligation to furnish the Institutional Members with notice of exercise of the Repurchase Option required by Section 8(b) of the Members' Agreement, including all calculations and any other information required to be specified therein, provided that the Underwriting Agreement obligates the parties thereto to consummate the IPO at the Minimum IPO Price or at any higher IPO Price, and
(ii) the Institutional Members and the Class B Beneficial Owners agree with the Company's calculations forming part of such notice and waive any right they may have under Section 8(b) of the Members' Agreement to disagree with or object to such calculations, provided that the Underwriting Agreement obligates the parties thereto to consummate the IPO at the Minimum IPO Price or at any higher IPO Price. If the Corporation, the Selling Stockholders and the Underwriters determine to consummate the IPO at a price which is lower than the Minimum IPO Price, the Company shall have satisfied in full its obligation to furnish the Institutional Members with notice of exercise of the Repurchase Option required by Section 8(b) of the Members' Agreement, including all calculations and any other information required to be specified therein, if the Company furnishes to the Selling Stockholders its calculation of the number of Class A Units subject to the Repurchase Option not later than the business day immediately preceding the day on which the Underwriting Agreement is executed; provided, however, that the Institutional Members shall be entitled to exercise any right they may have under Section 8(b) of the Members' Agreement to disagree with or to object to such calculation.

          (c) The Company shall have satisfied its obligation under Section 8(a) of the Members' Agreement to pay in full the Notes, together with all accrued interest and Prepayment Premium, if any, thereon in accordance with the terms of the Securities Purchase Agreements (as the terms "Notes" and
                                                           -----
"Prepayment Premium" are defined in the Securities Purchase Agreements) when the
 ------------------
Company makes, or causes the Corporation on its behalf to make, the payments provided for in Section 7.1 (the "Note Payments").
                                  -------------

               1.2.4  Contribution and Exchange.
                      -------------------------

               (a) Immediately following consummation of the Repurchase Option, each Member shall contribute to the Corporation all of the Membership Interests of such Member. In exchange for such contribution of Membership Interests by all Members (such contribution and exchange together, the "Exchange"), the
                                                       --------
Corporation shall issue to each Member the percentage of the shares of Common Stock issued to all Members pursuant to this Section 1.2.4 which is equal to such Member's percentage of the outstanding Membership Interests contributed by all Members to the Corporation pursuant to this Section 1.2.4 (the shares of Common Stock issued to the Members in the Exchange, the "Reorganization Common
                                                         ---------------------
Stock"). If the Underwriting Agreement obligates the parties thereto to
-----
consummate the IPO at the Minimum IPO Price or at any higher IPO Price, the Corporation shall issue to each Member the number of shares of

Reorganization Common Stock set forth opposite such Member's name on Schedule V
                                                                     ----------
hereto.

               (b) The Corporation and the Members shall consummate the Exchange pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). No party hereto shall take or omit to take any action, or
              ----
permit any of its affiliates to take or omit to take any action, that would affect adversely or that would be reasonably likely to affect adversely the qualification of the Exchange as a tax-free transaction described in Code
Section 351(a). Each party hereto shall treat the Exchange for all tax purposes as a tax-free transaction described in Code Section 351(a).

               (c) Concurrently with consummation of the Exchange, the Corporation shall cancel the Common Stock owned by the Company prior to the Exchange and shall reflect such cancellation in its stock transfer records.

          1.3  Compliance With Agreements.  The Company, the Members and the
               --------------------------
Class B Beneficial Owners agree that the Reorganization shall be consummated in accordance with the terms of this Agreement, including the terms of the LLC Agreement, the Members' Agreement and the Securities Purchase Agreements expressly incorporated by reference herein, and that compliance with this Agreement shall constitute compliance with the LLC Agreement, the Members' Agreement and the Securities Purchase Agreements in respect of the transactions constituting the Reorganization and the Note Payments.

          1.4  Compliance With LLC Act.  The Company shall consummate the
               -----------------------
Repurchase Option and the LLC Distribution in compliance with Section 18-607 of the Limited Liability Company Act of the State of Delaware.

                                  ARTICLE II


               REPRESENTATIONS AND WARRANTIES OF THE CORPORATION
               -------------------------------------------------

          The Corporation hereby represents and warrants to each Member and each Class B Beneficial Owner as follows:

          2.1  Organization, Qualifications and Corporate Power.
               ------------------------------------------------

          (a) The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so qualified or licensed would not have a material adverse effect on the operating results, financial condition or business of the Corporation and the Company considered as a single enterprise (a "Material Adverse Effect"). The Corporation has the corporate power and
 -----------------------
authority (i) to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted and (ii) to execute, deliver and perform this Agreement.

          (b) The Corporation has delivered to each Member accurate and complete copies of the Corporation's certificate of incorporation and bylaws as in effect on the date hereof and the forms of the Corporation's restated certificate of incorporation (the "Restated Certificate of Incorporation") and
                                   -------------------------------------
amended and restated bylaws that shall be in effect immediately prior to the Reorganization.

          2.2  Validity.  The execution, delivery and performance by the
               --------
Corporation of (i) this Agreement and (ii) the Purchase Agreement (as such term is defined in Section 5.1(e)) and the other agreements, documents and instruments required to be delivered by the Corporation pursuant to Section
5.2.1 in connection herewith (the "Corporation Related Documents"), and the
                                   -----------------------------
consummation or performance by the Corporation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Corporation, other than the filing of the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. This Agreement constitutes the legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          2.3  Noncontravention; Consents.
               --------------------------

          (a) Neither the execution and delivery by the Corporation of this Agreement or the Corporation Related Documents, nor the consummation or performance by the Corporation of any of the transactions to be consummated or performed by it hereunder or thereunder, shall directly or indirectly (i) violate any provision of the Corporation's certificate of incorporation or bylaws, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance (a "Lien") in respect of any property of the
                                  ----
Corporation under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which the Corporation is a party or by which the Corporation or any of its properties or assets may be bound or affected, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or federal, state or municipal entity properly exercising executive, legislative, judicial, regulatory or administrative functions of government (a "Governmental Authority") applicable to the
                            ----------------------
Corporation or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Corporation.

          (b) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of the Corporation is required in connection with the consummation of the transactions contemplated by this Agreement or any Corporation Related Documents, except for the filing of the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the filing of Form D with the SEC and the filing of Form D and other documents with state securities authorities.

          2.4  Authorized Capital Stock.  Immediately prior to the
               ------------------------
Reorganization, the authorized capital stock of the Corporation shall consist of
(i) 40,000,000 shares of Common Stock, of which 100 shares will be issued and outstanding and owned by the Company, and (ii) 3,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"), none of which will be
                                      ---------------
issued and outstanding. Immediately following consummation of the Reorganization, the authorized capital stock of the Corporation shall consist of
(i) 40,000,000 shares of Common Stock, of which 9,500,000 shares will be issued and outstanding and owned by the Members, as set forth on Schedule IV hereto, and (ii) 3,000,000 shares of Preferred Stock, none of which will be issued and outstanding. Except as authorized or contemplated by this Agreement, the Members' Agreement, the Registration Rights Agreement (as such term is defined in Section 5.2.1(f)), the Corporation's 1999 Stock Option and Incentive Plan, the Corporation's 1999 Incentive Plan for Outside Directors, the Company's 1999 Employee Stock Purchase Plan or the Underwriting Agreement, there shall not exist immediately prior to or immediately after the consummation of the Reorganization, (i) any subscription, warrant, option, convertible security or other right to purchase or otherwise acquire Common Stock or other equity securities of the Corporation from the Corporation or (ii) any commitment by the Corporation to issue Common Stock or other equity securities or any such subscriptions, warrants, options, convertible securities or other rights or to repurchase or redeem Common Stock or other equity securities or to make any other payment or distribution in respect thereof.

          2.5  Validly Issued, Fully Paid and Nonassessable Common Stock.
               ---------------------------------------------------------
When issued in accordance with this Agreement, the Reorganization Common Stock shall be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof, and shall be free and clear of all Liens imposed by or through the Corporation, except as set forth in the Registration Rights Agreement. Neither the issuance nor the delivery of the Reorganization Common Stock is subject to any preemptive or any other similar right of any stockholder of the Corporation or of any other person.

          2.6  Securities Registration Requirements.  The offer, issuance and
               ------------------------------------
delivery by the Corporation of the Reorganization Common Stock in accordance with this Agreement may be effected without registration of the Reorganization Common Stock under the Securities Act or applicable state securities laws.

          2.7  No Prior Activities.  The Corporation has not conducted any
               -------------------
business or engaged in any activity other than any business or activity related to its organization, the IPO and the transactions contemplated by this Agreement and the Corporation Related Documents.

          2.8  Disclosure.  The representations and warranties by the
               ----------
Corporation in this Section 2 do not contain an untrue statement of a material fact or omit a material fact necessary to make the statements contained in this
Article II, in the light of the circumstances under which they are made, not misleading.

                                  ARTICLE III


                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

          The Company hereby represents and warrants to each Member and each Class B Beneficial Owner as follows:

          3.1  Organization, Qualifications and Power.  The Company is a
               --------------------------------------
limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign limited liability company and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so qualified or licensed would not have a Material Adverse Effect. The Company has the power and authority as a limited liability company (i) to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted and (ii) to execute, deliver and perform this Agreement.

          3.2  Validity.  The execution, delivery and performance by the
               --------
Company of (i) this Agreement and (ii) the Purchase Agreement and the other agreements, documents and instruments required to be delivered by the Company pursuant to Section 5.2.2 (the "Company Related Documents"), and the
                                -------------------------
consummation or performance by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action of the Company as a limited liability company. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          3.3  Noncontravention; Consents.
               --------------------------

          (a) Neither the execution and delivery by the Company of this Agreement or the Company Related Documents, nor the consummation or performance by the Company of any of the transactions to be consummated or performed by it hereunder or thereunder, shall directly or indirectly (i) violate any provision of the Company's certificate of formation or the LLC Agreement, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets may be bound or affected, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company.

          (b) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement or any Company Related Documents, except for such consents, approvals, authorizations or orders that have been obtained.

          3.4  Ownership of Capital Stock.  The Company owns beneficially and
               --------------------------
of record all of the issued and outstanding shares of capital stock of the Corporation.

          3.5  No Default or Event of Default.  No Default or Event of Default
               ------------------------------
(as such terms are defined in the Securities Purchase Agreements) with respect to the Company exists under any Securities Purchase Agreement.

          3.6  Securities Registration Requirements.    The offer, issuance and
               ------------------------------------
delivery by the Company of the LLC Distribution Notes in accordance with this Agreement may be effected without registration of the LLC Distribution Notes under the Securities Act or applicable state securities laws.

          3.7  Disclosure.  The representations and warranties by the Company
               ----------
in this Section 3 do not contain an untrue statement of a material fact or omit a material fact necessary to make the statements contained in this Article III, in the light of the circumstances under which they are made, not misleading.

                                  ARTICLE IV

           REPRESENTATIONS AND WARRANTIES OF THE MEMBERS AND CLASS B
           ---------------------------------------------------------
                               BENEFICIAL OWNERS
                               -----------------

          Each Member and, to the extent indicated below, Class B Beneficial Owner hereby represents and warrants, severally as to itself, to the Corporation and to each other Member and Class B Beneficial Owner as follows:

          4.1  Validity.
               --------

          (a) Such Member or Class B Beneficial Owner has the legal power and authority to execute, deliver and perform this Agreement.

          (b) The execution, delivery and performance of this Agreement by such Member, if such Member is an Institutional Member, or Class B Beneficial Owner, and the consummation or performance by such Institutional Member or Class B Beneficial Owner of the transactions contemplated by this Agreement, have been duly authorized by all necessary action on the part of such Institutional Member or Class B Beneficial Owner.

          (c) This Agreement constitutes the legal, valid and binding obligation of such Member or Class B Beneficial Owner, enforceable against such Member or Class B Beneficial Owner in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          4.2  Noncontravention; Consents.
               --------------------------

          (a) Neither the execution and delivery of this Agreement by such Member or Class B Beneficial Owner, nor the consummation or performance by such Member or Class B Beneficial Owner of any of the transactions to be consummated or performed by such Member or Class B Beneficial Owner pursuant hereto, shall directly or indirectly (i) violate any provision of the organizational documents of such Member, if such Member is an Institutional Member, or Class B Beneficial Owner, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Member or Class B Beneficial Owner under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which such Member or Class B Beneficial Owner is a party or by which such Member or Class B Beneficial Owner or any properties or assets of such Member or Class B Beneficial Owner may be bound or affected, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to such Member or Class B Beneficial Owner or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Member or Class B Beneficial Owner.

          (b) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of such Member or Class B Beneficial Owner is required in connection with the consummation of the transactions contemplated hereby.

          4.3  Title to Membership Interests.  Such Member is the record
               -----------------------------
owner, and such Class B Beneficial Owner is the beneficial owner, of the Membership Interests set forth opposite the name of such Member or Class B Beneficial Owner on Schedule II hereto. Such Member or Class B Beneficial Owner
                    -----------
has as of the date of this Agreement, and on the Reorganization Closing Date shall have and shall convey to the Corporation, free and clear of all Liens, valid legal title or full beneficial interest, as the case may be, to the Membership Interests to be contributed by such Member to the Corporation pursuant to Section 1.2.3.

          4.4  Investment Representations.
               --------------------------

          (a) Such Member is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act.

          (b)  If such Member is a natural person (a "Management Member"), such
                                                      -----------------
Member is acquiring the Reorganization Common Stock and any LLC Distribution Note for his own account for investment only and not with the current intention of making a distribution thereof. If such Member is an Institutional Member, such Institutional Member is acquiring the Reorganization Common Stock and any LLC Distribution Note for its own account or for one or more separate accounts maintained by it, or for or on behalf of a Class B Beneficial Owner, and not with the current intention of making a distribution thereof, except as described in the Registration Statement; provided, however, that the disposition of the property of such Institutional Member or Class B Beneficial Owner at all times shall be within the control of such Institutional Member or Class B Beneficial Owner.

          (c) Such Member or Class B Beneficial Owner understands that the Reorganization Common Stock and any LLC Distribution Note to be issued to such Member has not been registered under the Securities Act or applicable state securities laws and may be sold, transferred or otherwise disposed of only if the Reorganization Common Stock or LLC Distribution Note subject to such sale, transfer or other disposition is registered pursuant to the Securities Act and other applicable securities laws or if an exemption from such registration is available.

          (d) Such Member or Class B Beneficial Owner is capable of evaluating the merits and risks of an investment in the Corporation and has been afforded the opportunity to obtain any information deemed necessary by such Member or Class B Beneficial Owner concerning the Corporation, the Common Stock and the terms and conditions of such investment.

                                   ARTICLE V

                            REORGANIZATION CLOSING
                            ----------------------

          5.1  Conditions to the Obligations of the Parties.  Each party's
               --------------------------------------------
several obligations to take the actions required to be taken by such party at the Reorganization Closing is subject to the satisfaction, at or prior to the Reorganization Closing Date, of each of the following conditions (any of which may be waived by such party, in whole or in part):

          (a) The representations and warranties of each other party contained in this Agreement shall be true on and as of the Reorganization Closing Date with the same effect as though such representations and warranties had been made by such party on and as of the Reorganization Closing Date.

          (b) The Corporation and the Company shall have performed all obligations required pursuant to the terms of this Agreement to be performed or observed by them on or prior to the Reorganization Closing Date.

          (c) There shall be no injunction, writ, preliminary restraining order or other order in effect of any nature issued by a court or governmental agency of competent jurisdiction directing that the transactions contemplated hereby not be consummated in the manner provided for in this Agreement. No action or proceeding shall have been instituted and remain pending before a court or other governmental body of competent jurisdiction to restrain, prohibit or otherwise challenge any of the transactions contemplated hereby (or seeking material damages from any party as a result thereof), other than any such action or proceeding which would not have a Material Adverse Effect or prevent any party from performing its obligations hereunder.

          (d) The IPO Pricing shall have occurred and the Underwriting Agreement shall have been executed by the Corporation, the Selling Stockholders and the Underwriters, except as otherwise provided in Section 1.1 with respect to the LLC Distribution.

          (e) The Corporation shall concurrently have consummated the Preferred Units Exchange on the terms and conditions set forth in the Preferred Units Exchange Agreement dated as of the date hereof among the Corporation, the Company and the Preferred Member (the "Preferred Units Exchange Agreement"), a
                                       ----------------------------------
true and complete copy of which has been delivered by the Company to all of the Members and the Class B Beneficial Owners.

          (f)  The parties shall have delivered the documents described in
Section 5.2.

          5.2  Documents Delivered at Reorganization Closing.
               ---------------------------------------------

               5.2.1  Documents Delivered by the Corporation.  The Corporation
                      --------------------------------------
shall deliver copies of the following documents to the Company and the Members at the Reorganization Closing, except for the document specified in Section 5.2.1(h), which shall be delivered to the Institutional Members:

                      (a) the Restated Certificate of Incorporation, certified by the Secretary of State of the State of Delaware and dated a recent date prior to the Reorganization Closing Date;

                      (b) a good standing certificate with respect to the Corporation from the Secretary of State of the State of Delaware dated a recent date prior to the Reorganization Closing Date;

                      (c) resolutions of the Board of Directors of the Corporation approving and authorizing the execution, delivery and performance of this Agreement and the Corporation Related Documents, and the transactions contemplated hereby and thereby, certified as of the Reorganization Closing Date by the Secretary or an Assistant Secretary of the Corporation as being in full force and effect without modification or amendment;

                      (d) a signature and incumbency certificate of the officers of the Corporation executing this Agreement or other documents in connection with this Agreement;

                      (e) the certificates representing the Reorganization Common Stock duly issued by and executed on behalf of the Corporation;

                      (f) an executed counterpart of the Registration Rights Agreement in the form of Exhibit B hereto (the "Registration Rights Agreement");
                                                -----------------------------

                      (g) a certificate of the Chief Financial Officer of the Corporation dated the Reorganization Closing Date, certifying that the Corporation has fulfilled the conditions specified in Sections 5.1(a), 5.1(b) and 5.1(e) to be fulfilled by the Corporation and that the condition specified in Section 5.1(d) has been satisfied;

                      (h) an opinion of Hogan & Hartson L.L.P., special counsel to the Corporation, in substantially the form of Exhibit C hereto; and
                                                 ---------

                      (i) such other documents as the Company or any Member may reasonably request.

          5.2.2  Documents Delivered by the Company.  The Company shall
                 ----------------------------------
deliver copies of the following documents to the Corporation and the Members at the Reorganization Closing, except for the document specified in Section 5.2.2(h), which shall be delivered to the Members, and the document specified in
Section 5.2.2(j), which shall be delivered to the Institutional Members:

          (a) the Company's Certificate of Formation, certified by the Secretary of State of the State of Delaware and dated a recent date prior to the Reorganization Closing Date;

          (b) a good standing certificate with respect to the Company from the Secretary of State of the State of Delaware dated a recent date prior to the Reorganization Closing Date;

          (c) resolutions of the Board of Managers of the Company approving and authorizing the execution, delivery and performance of this Agreement and the Company Related Documents, and the transactions contemplated hereby and thereby, certified as of the date of the Reorganization Closing Date by the Chief Financial Officer of the Company as being in full force and effect without modification or amendment;

          (d) a signature and incumbency certificate of the officers of the Company executing this Agreement or other documents in connection with this Agreement;

          (e) certificates representing the Class A Units to be issued by the Company to each Institutional Member upon consummation of the Conversion, duly executed on behalf of the Company;

          (f) evidence of payment of the Repurchase Option price to the Institutional Members;

          (g) cross-receipts executed by the Company acknowledging receipt from each Institutional Member of such Institutional Member's Class A Units tendered pursuant to exercise of the Repurchase Option;

          (h) if applicable, an LLC Distribution Note payable to each Member, duly executed by the Corporation;

          (i) a certificate of the Chief Financial Officer of the Company dated the Reorganization Closing Date, certifying that the Company has fulfilled the conditions specified in Sections 5.1(a) and 5.1(b) to be fulfilled by the Company;

          (j) an opinion of Hogan & Hartson L.L.P., special counsel to the Company, in substantially the form of Exhibit C hereto; and
                                      ---------

          (k) such other documents as the Corporation or any Member may reasonably request.

          5.2.3  Documents Delivered by the Institutional Members.  Each
                 ------------------------------------------------
Institutional Member shall deliver copies of the following documents to the Corporation, the Company and each other Member at the Reorganization Closing:

          (a) the certificate or certificates representing such Institutional Member's Class B Units, accompanied by appropriate instruments of transfer endorsed to the Company, for cancellation upon the books of the Company following consummation of the Conversion;

          (b) the certificate or certificates representing the portion of such Institutional Member's Class A Units to be sold to the Company pursuant to the Repurchase Option, accompanied by appropriate instruments of transfer endorsed to the Company, for cancellation upon the books of the Company following consummation of the Repurchase Option;

          (c) the certificate or certificates representing the portion of such Institutional Member's Class A Units to be contributed to the Company pursuant to the Exchange, accompanied by appropriate instruments of transfer endorsed to the Company;

          (d) a cross-receipt executed by such Institutional Member acknowledging receipt of payment from the Company of the Repurchase Option price for such Institutional Member's Class A Units;

          (e)  an executed counterpart of the Registration Rights Agreement; and

               (f) such other documents as the Corporation, the Company or any other Member may reasonably request.

               The delivery by such Institutional Member of the foregoing documents shall be deemed to constitute a certification that such Institutional Member has fulfilled the condition specified in Section 5.1(a) to be fulfilled by such Institutional Member and the delivery by CIG & Co. of the foregoing documents shall be deemed to constitute a certification that each Class B Beneficial Owner has fulfilled the condition specified in Section 5.1(a) to be fulfilled by such Class B Beneficial Owner.

               5.2.4  Documents Delivered by the Management Members.  Each
                      ---------------------------------------------
Management Member shall deliver copies of the following documents to the Corporation, the Company and each other Member at the Reorganization Closing:

               (a)  an executed counterpart of the Registration Rights
Agreement;

               (b) the certificate or certificates representing the portion of such Management Member's Class A Units to be contributed by such Member to the Company pursuant to the Exchange, accompanied by appropriate instruments of transfer endorsed to the Company; and

               (c) a certificate dated the Reorganization Closing Date, certifying that such Management Member has fulfilled the condition specified in
Section 5.1(a) to be fulfilled by such Management Member.

                                  ARTICLE VI

                                   COVENANTS
                                   ---------

          6.1  Restated Certificate of Incorporation.  The Corporation shall
               -------------------------------------
file the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on or before the Reorganization Closing Date.

          6.2  Consents and Waivers.  The Corporation and the Company shall use
               --------------------
their best efforts to obtain as promptly as practicable, and in any event prior to the IPO Pricing, all consents, approvals or waivers from third parties necessary to permit them to consummate the Reorganization and the Preferred Units Exchange.

          6.3  Further Assurances.  Each party shall execute and deliver such
               ------------------
additional instruments, documents or other writings as may be reasonably requested by any other party, before or after the Reorganization Closing Date, in order to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                                  ARTICLE VII

                       NOTE PAYMENTS AND RELATED MATTERS
                       ---------------------------------

          The Company agrees as follows with The Lincoln National Life Insurance Company, CIG & Co. and each Class B Beneficial Owner, acting in its capacity as a Purchaser under the Securities Purchase Agreement between it and the Company (each reference in this Article VII to the Securities Purchase Agreement being to such Securities Purchase Agreement) and as a record or beneficial holder of Notes issued by the Company pursuant to the Securities Purchase Agreement (each reference in this Article VII to the Notes being to such Notes), with respect to the Securities Purchase Agreement and the Notes:

          7.1  Note Payments.  On the first to occur of the IPO Closing Date and
               -------------
the date which is the sixth business day following the Reorganization Closing Date, the Company shall pay, or shall cause the Corporation on its behalf to pay, the Notes, together with all accrued interest and Prepayment Premium, if any, thereon held of record by The Lincoln National Life Insurance Company and CIG & Co. in accordance with the terms of the Securities Purchase Agreement, as required by Section 8(a) of the Members' Agreement; provided, however, that, in connection with the prepayment of the Notes pursuant to this Section 7.1, The Lincoln National Life Insurance Company, CIG & Co. and each Class B Beneficial Owner hereby waive the Company's compliance with provisions of the Securities Purchase Agreement relating to notice, source of funds and other conditions to prepayment of the Notes, to the extent such provisions are not satisfied hereby. CIG & Co. hereby confirms to the Company that prepayment of the Notes held by CIG & Co. shall be made in accordance with the wire instructions set forth in Schedule A to the Securities Purchase Agreement. Prepayment of the Notes held by The Lincoln National Life Insurance Company shall be made by wire transfer in accordance with wire instructions furnished to the Company not later than the business day preceding the payment date.

          7.2  Consent and Waiver.  The Lincoln National Life Insurance Company,
               ------------------
CIG & Co. and each Class B Beneficial Owner hereby consent to (and hereby waive any objections any of them may have under the Securities Purchase Agreement or the Notes with respect to) the foregoing: (i) the formation and initial capitalization of the Corporation and (assuming the accuracy of the Corporation's representation and warranty in Section 2.7) the business and activity of the Corporation through the date hereof; (ii) the consummation of the IPO as described in the Registration Statement;

(iii) the consummation of the Reorganization and the Note Payments pursuant hereto; (iv) the consummation of the Preferred Units Exchange pursuant to the Preferred Units Exchange Agreement; (v) the termination as of the Reorganization Closing Date of the Class A Members' Agreement dated as of August 29, 1996 among the Management Members; and (vi) the termination as of the IPO Closing Date of the employment agreements between the Company and each of the Management Members. The Lincoln National Life Insurance Company, CIG & Co. and each Class B Beneficial Owner also hereby waive the Company's compliance with Section 10.4(a) of the Securities Purchase Agreement for six business days following the Reorganization Closing Date.

          7.3  Amendment of Securities Purchase Agreement and Notes.  Section
               ----------------------------------------------------
7.2 constitutes a waiver under the Securities Purchase Agreement and the Notes that complies with the requirements of the Securities Purchase Agreement and the Notes for a legally effective and binding amendment and waiver, including, without limitation, the requirements of Section 17 of the Securities Purchase Agreement.

          7.4  Termination of Securities Purchase Agreement. The Company, The
               --------------------------------------------
Lincoln National Life Insurance Company, CIG & Co. and each Class B Beneficial Owner agree that, effective as of the time and date of the payment in full of the amounts referred to in Section 7.1, the Securities Purchase Agreement shall terminate (except to the extent provided in Section 15 of the Securities Purchase Agreement) and have no further legal force or effect.

                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          8.1  No Third Party Beneficiaries.  This Agreement shall not confer
               ----------------------------
any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

          8.2  Entire Agreement.  This Agreement, including the Schedules and
               ----------------
the Exhibits hereto, the other documents delivered expressly hereby and the Members' Agreement, the LLC Agreement and the Securities Purchase Agreements to the extent specifically incorporated by reference herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede any prior understandings, agreements or representations, written or oral, by or among the parties hereto that may have related in any way to the subject matter hereof.

          8.3  Succession and Assignment.  This Agreement shall be binding upon
               -------------------------
and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party hereto may assign either this Agreement or any of such party's rights, interests or obligations hereunder without the prior written consent of the other parties hereto.

          8.4  Facsimile Execution; Counterparts.  This Agreement may be
               ---------------------------------
executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

          8.5  Notices.  All notices required or permitted hereunder shall be in
               -------
writing and shall be deemed effectively given when actually received and shall be sent as follows: (i) by personal delivery to the party to be notified; (ii) by telex or facsimile; (iii) by registered or certified mail, return receipt requested, postage prepaid; or (iv) by a nationally recognized overnight courier, specifying next day delivery. All communications shall be sent to the parties hereto at the respective addresses set forth below, or as notified by any party or, from time to time at least ten days prior to the effectiveness of such notice:

          If to the Corporation:

               Trex Company, Inc.
               20 South Cameron Street
               Winchester, VA  22601
               Attn.: Anthony J. Cavanna
               Fax:   (540) 678-0886

          If to the Company:

               TREX Company, LLC
               20 South Cameron Street
               Winchester, VA  22601
               Attn.: Anthony J. Cavanna
               Fax:   (540) 678-0886

               If to CIG & Co. and any Class B Beneficial Owner:

               c/o CIGNA Investments, Inc.
               900 Cottage Grove Road
               Hartford, CT  06152-2307
               Attn: Private Securities Division S-307
               Fax: (860) 726-7203

          If to The Lincoln National Life Insurance Company:

               200 East Berry Street
               Renaissance Square
               Fort Wayne, Indiana 46802

          If to any Management Member:

               c/o Trex Company, Inc.
               20 South Cameron Street
               Winchester, VA 22601
               Fax:   (540) 678-0886

          8.6  GOVERNING LAW.  ALL QUESTIONS CONCERNING THE CONSTRUCTION,
               -------------
VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          8.7  Amendments and Waivers.  No amendment of any provision of this
               ----------------------
Agreement shall be valid unless such amendment shall be in writing and signed by all of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No such waiver shall be effective unless in a writing duly executed by the party from whom the waiver is sought.

          8.8  Severability.  Each term and provision of this Agreement shall be
               ------------
construed to be valid and enforceable to the full extent permitted by law. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          8.9  Interpretation.   The language used in this Agreement shall be
               --------------
deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. The various Article and Section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

          8.10 Specific Performance.  Each party hereto acknowledges and agrees
               --------------------
that the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each party hereto agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which the other parties may be entitled at law or in equity.

          8.11 Obligations Several and Not Joint.  The obligations of the
               ---------------------------------
parties under this Agreement are several and not joint, and no party hereto shall be liable for any act or omission of any other party hereto.

          8.12 Termination of Agreement.  This Agreement shall terminate and be
               ------------------------
of no further force or effect if the IPO Pricing does not occur on or before June 30, 1999; provided, however, that no termination of this Agreement pursuant to this Section 8.12 shall relieve any party hereto of any liability for any default by such party hereunder occurring prior to such termination.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                    CORPORATION:

                                    TREX COMPANY, INC.


                                    By: /s/ Robert G. Matheny
                                        ________________________
                                    Name: Robert G. Matheny
                                    Title:President

                                    COMPANY:

                                    TREX COMPANY, LLC


                                    By: /s/ Robert G. Matheny
                                        ________________________
                                    Name: Robert G. Matheny
                                    Title:President

                                    INSTITUTIONAL MEMBERS:

                                    CIG & CO.


                                    By: /s/ Stephen A. Osborn
                                        ________________________
                                    Name: Stephen A. Osborn
                                    Title: Partner

                                    THE LINCOLN NATIONAL LIFE
                                    INSURANCE COMPANY

                                    By:  Lincoln Investment Management
                                           Company, its Attorney-in-Fact


                                    By: /s/ R. Gordon Marsh
                                       ---------------------------
                                    Name:  R. Gordon Marsh
                                    Title: Vice President

                                    CLASS B BENEFICIAL OWNERS:

                                    CONNECTICUT GENERAL LIFE
                                    INSURANCE COMPANY, on behalf of
                                    one or more separate accounts

                                    By:  CIGNA Investments, Inc.,
                                          authorized agent


                                    By: /s/ Stephen A. Osborn
                                       ---------------------------
                                    Name:  Stephen A. Osborn
                                    Title: Managing Director

                                    CONNECTICUT GENERAL LIFE
                                    INSURANCE COMPANY

                                    By:  CIGNA Investments, Inc.,
                                          authorized agent


                                    By: /s/ Stephen A. Osborn
                                       ---------------------------
                                    Name:  Stephen A. Osborn
                                    Title: Managing Director

                                    LIFE INSURANCE COMPANY OF
                                    NORTH AMERICA

                                    By:  CIGNA Investments, Inc.,
                                          authorized agent

                                    By: /s/ Stephen A. Osborn
                                       ---------------------------
                                    Name:  Stephen A. Osborn
                                    Title: Managing Director

                                    MANAGEMENT MEMBERS:

                                    /s/ Anthony J. Cavanna
                                    _______________________________
                                    Anthony J. Cavanna

                                    /s/ Andrew U. Ferrari
                                    _______________________________
                                    Andrew U. Ferrari

                                    /s/ Robert G. Matheny
                                    _______________________________
                                    Robert G. Matheny

                                    /s/ Roger A. Wittenberg
                                    ________________________________
                                    Roger A. Wittenberg